SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 7, 2004
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                        Progenics Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                000-23143                     13-3379479
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)



             777 Old Saw Mill River Road, Tarrytown, New York 10591
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
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         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits

(c)  Exhibits

      Exhibit 99.1         Description
                           Press Release dated June 7, 2004 (filed herewith).


Item 9. Regulation FD Disclosure.

         On June 7, 2004, the PSMA Development Company LLC, a joint venture of Progenics Pharmaceuticals, Inc. and Cytogen Corporation, announced a schedule of events relating to prostate-specific membrane antigen (PSMA) immunotherapies at the 40th Annual Meeting of the American Society of Clinical Oncology (ASCO). The interim results from an ongoing Phase I safety study of a prostate cancer vaccine along with preclinical results using fully human monoclonal antibodies to PSMA have been selected for poster presentation. A copy of the press release is attached as Exhibit 99.1.


         The information furnished pursuant to Item 9 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 9 in this Form 8-K.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PROGENICS PHARMACEUTICALS, INC.


                                            By:  /s/ Robert A. McKinney
                                                 ---------------------------
                                                     Robert A. McKinney
                                                     Vice President
                                                     Finance & Operations
                                                     Secretary

Date:  June 7, 2004
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